Exhibit 99.1

DocuSign Announces Third Quarter Fiscal 2020 Financial Results

San Francisco – December 5, 2019 – DocuSign, Inc. (NASDAQ: DOCU), which offers the world's #1 eSignature solution as part of the DocuSign Agreement Cloud for digitally transforming how organizations prepare, sign, act on, and manage agreements, today announced results for its fiscal quarter ended October 31, 2019.

“We delivered another quarter of strong growth in billings and revenue, a significant expansion of our global customer base, and our eighth quarter of non-GAAP profitability,” said Dan Springer, CEO, DocuSign. “Customers and partners alike are seeing the benefits of having a single platform that connects and automates the entire agreement process. As we continue to expand our suite of Agreement Cloud products, we believe DocuSign is poised to lead the next big category of cloud platforms.”

Third Quarter Financial Highlights

▪
Total revenue was $249.5 million, an increase of 40% year-over-year. Subscription revenue was $238.1 million, an increase of 41% year-over-year. Professional services and other revenue was $11.4 million, an increase of 28% year-over-year.

▪	Billings were $269.4 million, an increase of 36% year-over-year.

▪	GAAP gross margin was 75%, compared to 75% in the same period last year. Non-GAAP gross margin was 79% compared to 79% in the same period last year.

▪	GAAP net loss per basic and diluted share was $0.26 on 178 million shares outstanding compared to GAAP net loss per share of $0.31 on 168 million shares outstanding in the same period last year.

▪	Non-GAAP net income per diluted share was $0.11 on 191 million shares outstanding compared to non-GAAP net income per share of $0.00 on 192 million shares outstanding in the same period last year.

▪	Net cash used in operating activities was $1.9 million, compared to net cash provided by operating activities of $4.3 million in the same period last year.

▪	Free cash flow was negative $14.1 million in the third quarter of fiscal 2020 compared to free cash flow of negative $4.3 million in the same period last year.

▪	Cash, cash equivalents, restricted cash and investments were $912.0 million at the end of the quarter.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures and Other Key Metrics."

Operational and Other Financial Highlights

•
Extending the DocuSign Agreement Cloud for Salesforce. Ahead of Dreamforce in November, DocuSign announced two new offerings. The first was DocuSign Negotiate, a dedicated solution for smaller companies that simplifies and accelerates the process of generating, redlining, and negotiating agreements-the current version of which is optimized for the Salesforce ecosystem. The second was DocuSign CLM, the next generation of SpringCM’s enterprise-level contract lifecycle management solution. DocuSign eSignature for Salesforce CPQ was also enhanced this quarter, and now enables companies to collect a signer's payment method at the time of signature, storing it in Salesforce Billing for future or recurring payments.

•
Real estate solution developments. DocuSign released DocuSign Rooms API v2.0 on the Developer Center, which enables DocuSign Rooms functionality to be easily integrated into existing environments. DocuSign also renewed its partnership with Lone Wolf Technologies, marked by a deeper integration between DocuSign Rooms for Real Estate and Lone Wolf’s zipForm Plus.

•
Executive appointments. As part of its drive to exceed the industry’s most rigorous security standards and create the highest levels of customer trust, DocuSign appointed former United Airlines CISO Emily Heath to the new role of chief trust and security officer in October.

Outlook

The company currently expects the following guidance:

▪	Quarter ending January 31, 2020 (in millions, except percentages):

Total revenue	$263	to	$267
Billings	$346	to	$356
Non-GAAP gross margin	78%	to	80%
Non-GAAP sales and marketing	48%	to	50%
Non-GAAP research and development	15%	to	17%
Non-GAAP general and administrative	10%	to	12%
Non-GAAP interest and other income (expense)	$3	to	$4
Provision for income taxes	$1	to	$2
Non-GAAP diluted weighted-average shares outstanding	190	to	195

▪	Year ending January 31, 2020 (in millions, except percentages):

Total revenue	$962	to	$966
Billings	$1,083	to	$1,093
Non-GAAP gross margin	78%	to	80%
Non-GAAP sales and marketing	48%	to	50%
Non-GAAP research and development	15%	to	17%
Non-GAAP general and administrative	10%	to	12%
Non-GAAP interest and other income (expense)	$16	to	$17
Provision for income taxes	$5	to	$6
Non-GAAP diluted weighted-average shares outstanding	190	to	195

The company has not reconciled its expectations of non-GAAP financial measures to the corresponding GAAP measures because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Webcast Conference Call Information

The company will host a conference call on December 5, 2019 at 1:30 p.m. PT (4:30 p.m. ET) to discuss its financial results. A live webcast of the event will be available on the DocuSign Investor Relations website at investor.docusign.com. A live dial-in will be available domestically at 877-407-0784 or internationally at 201-689-8560. A replay will be available domestically at 844-512-2921 or internationally at 412-317-6671 until midnight (ET) December 19, 2019 using the passcode 13696332.

About DocuSign

DocuSign helps organizations connect and automate how they prepare, sign, act on, and manage agreements. As part of the DocuSign Agreement Cloud, DocuSign offers eSignature: the world's #1 way to sign electronically on practically any device, from almost anywhere, at any time. Today, more than 560,000 customers and hundreds of millions of users in over 180 countries use DocuSign to accelerate the process of doing business and to simplify people's lives.

For more information, visit www.docusign.com, call +1-877-720-2040, or follow @DocuSign on Twitter, LinkedIn, Facebook and Instagram.

Copyright 2019. DocuSign, Inc. is the owner of DOCUSIGN® and all its other marks (www.docusign.com/IP).

Investor Relations:
Annie Leschin
VP Investor Relations
investors@docusign.com

Media Relations:
Adrian Wainwright
Head of Communications
media@docusign.com

Forward-Looking Statements

This press release contains "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management. Forward-looking statements include statements under "Outlook" above and any other statements about expected financial metrics, such as revenue, billings, non-GAAP gross margin, non-GAAP diluted weighted-average shares outstanding, and non-financial metrics, such as customer growth, as well as statements related to our expectations regarding the benefits of the DocuSign Agreement Cloud and enhancements to it, additions to the Agreement Cloud suite of products, and the creation, size or growth of a new cloud platform category. They also include statements about our future operating results and financial position, our business strategy and plans, market growth and trends, and our objectives for future operations.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to estimate the size of our total addressable market; our ability to effectively sustain and manage our growth and future expenses, achieve and maintain future profitability, attract new customers and maintain and expand our existing customer base; our ability to scale and update our platform to respond to customers' needs and rapid technological change; the effects of increased competition in our market and our ability to compete effectively; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationship with developers; our ability to expand our direct sales force, customer success team and strategic partnerships around the world; our ability to identify targets for and execute potential acquisitions; our ability to successfully integrate the operations of businesses we may acquire, or to realize the anticipated benefits of such acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash and cash equivalents to satisfy our liquidity needs; our failure or the failure of our software suite of services to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to attract large organizations as users; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to hire, retain and motivate qualified personnel; our ability to estimate the size and potential growth of our target market; our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the section titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual report on Form 10-K for the year ended January 31, 2019, our quarterly report on Form 10-Q for the quarter ended July 31, 2019, and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors' overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance using a management view, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income (loss) from operations, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share: We define these non-GAAP financial measures as the respective GAAP measures, excluding expenses related to stock-based compensation, employer payroll tax on employee stock transactions, amortization of acquisition-related intangibles, amortization of debt discount and issuance costs from our convertible senior notes issued in September 2018, and, as applicable, other special items. The amount of employer payroll tax-related items on employee stock transactions is dependent on our stock price and other factors that are beyond our control and do not correlate to the operation of the business. When evaluating the performance of our business and making operating plans, we do not consider these items (for example, when considering the impact of equity award grants, we place a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants). We believe it is useful to exclude these expenses in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies and over multiple periods.

Free cash flows: We define free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment. We believe free cash flow is an important liquidity measure of the cash (if any) that is available, after purchases of property and equipment, for operational expenses, investment in our business, and to make acquisitions. Free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash in excess of our capital investments in property and equipment. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

Billings: We define billings as total revenues plus the change in our contract liabilities and refund liability less contract assets and unbilled accounts receivable in a given period. Billings reflects sales to new customers plus subscription renewals and additional sales to existing customers. Only amounts invoiced to a customer in a given period are included in billings. We believe billings is a key metric to measure our periodic performance. Given that most of our customers pay in annual installments one year in advance, but we typically recognize a majority of the related revenue ratably over time, we use billings to measure and monitor our ability to provide our business with the working capital generated by upfront payments from our customers.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

DOCUSIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands, except per share data)	2019	2018	2019	2018
Revenue:
Subscription	$238,072	$169,426	$660,341	$476,085
Professional services and other	11,430	8,959	38,735	25,152
Total revenue	249,502	178,385	699,076	501,237
Cost of revenue:
Subscription	43,178	28,709	115,769	84,204
Professional services and other	18,786	16,364	59,390	55,524
Total cost of revenue	61,964	45,073	175,159	139,728
Gross profit	187,538	133,312	523,917	361,509
Operating expenses:
Sales and marketing	149,231	117,051	430,053	411,915
Research and development	48,758	38,404	133,458	143,047
General and administrative	33,546	36,274	111,562	170,242
Total operating expenses	231,535	191,729	675,073	725,204
Loss from operations	(43,997)	(58,417)	(151,156)	(363,695)
Interest expense	(7,364)	(3,503)	(21,793)	(3,743)
Interest income and other income, net	5,801	3,395	15,549	4,165
Loss before provision for (benefit from) income taxes	(45,560)	(58,525)	(157,400)	(363,273)
Provision for (benefit from) income taxes	1,038	(5,712)	3,552	(3,059)
Net loss	$(46,598)	$(52,813)	$(160,952)	$(360,214)
Net loss per share attributable to common stockholders, basic and diluted	$(0.26)	$(0.31)	$(0.92)	$(2.90)
Weighted-average number of shares used in computing net loss per share attributable to common stockholders, basic and diluted	178,314	167,736	175,303	124,343

Stock-based compensation expense included in costs and expenses:
Cost of revenue—subscription	$3,534	$2,398	$8,931	$13,941
Cost of revenue—professional services	3,616	3,578	11,877	22,445
Sales and marketing	24,649	22,338	68,693	151,610
Research and development	11,679	9,919	30,959	64,546
General and administrative	9,258	13,515	30,339	109,165

DOCUSIGN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	October 31, 2019	January 31, 2019
Assets
Current assets
Cash and cash equivalents	$197,697	$517,811
Investments—current	456,080	251,203
Restricted cash	414	367
Accounts receivable	159,464	174,548
Contract assets—current	17,921	10,616
Prepaid expense and other current assets	37,814	29,976
Total current assets	869,390	984,521
Investments—noncurrent	257,783	164,220
Property and equipment, net	105,917	75,832
Operating lease right-of-use assets	136,627	—
Goodwill	195,024	195,225
Intangible assets, net	60,759	74,203
Deferred contract acquisition costs—noncurrent	136,248	112,583
Other assets—noncurrent	24,617	8,833
Total assets	$1,786,365	$1,615,417
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$29,099	$19,590
Accrued expenses	33,094	21,755
Accrued compensation	70,860	77,553
Contract liabilities—current	423,742	381,060
Operating lease liabilities—current	18,743	—
Deferred rent—current	—	2,452
Other liabilities—current	12,956	13,903
Total current liabilities	588,494	516,313
Convertible senior notes, net	458,578	438,932
Contract liabilities—noncurrent	9,339	7,712
Operating lease liabilities—noncurrent	150,362	—
Deferred rent—noncurrent	—	24,195
Deferred tax liability—noncurrent	4,275	4,207
Other liabilities—noncurrent	5,955	9,696
Total liabilities	1,217,003	1,001,055
Stockholders' equity
Common stock	18	17
Additional paid-in capital	1,660,313	1,545,088
Accumulated other comprehensive loss	(1,191)	(1,965)
Accumulated deficit	(1,089,778)	(928,778)
Total stockholders' equity	569,362	614,362
Total liabilities and stockholders' equity	$1,786,365	$1,615,417

DOCUSIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(46,598)	$(52,813)	$(160,952)	$(360,214)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	12,655	10,343	36,916	26,024
Amortization of deferred contract acquisition and fulfillment costs	18,211	10,743	49,360	29,889
Amortization of debt discount and transaction costs	6,645	3,147	19,647	3,147
Non-cash operating lease costs	4,980	—	13,843	—
Stock-based compensation expense	52,736	51,748	150,799	361,707
Deferred income taxes	14	(7,335)	42	(7,347)
Other	229	(1,204)	(2,142)	(2,079)
Changes in operating assets and liabilities
Accounts receivable	(20,812)	(14,019)	15,084	1,366
Contract assets	(2,318)	1,625	(7,223)	2,774
Prepaid expenses and other current assets	(341)	1,023	(3,498)	(2,383)
Deferred contract acquisition and fulfillment costs	(27,899)	(22,206)	(76,338)	(52,545)
Other assets	(33)	667	926	2,002
Accounts payable	718	(956)	2,306	(5,990)
Accrued expenses	(5,203)	1,304	7,236	3,610
Accrued compensation	(9,120)	1,811	(6,693)	2,171
Contract liabilities	22,563	16,353	44,309	35,856
Operating lease liabilities	(3,688)	—	(10,886)	—
Other liabilities	(4,608)	4,030	(2,545)	3,961
Net cash provided by (used in) operating activities	(1,869)	4,261	70,191	41,949
Cash flows from investing activities:
Purchases of marketable securities	(223,048)	—	(753,934)	—
Maturities of marketable securities	216,261	—	460,710	—
Purchases of strategic investments	—	—	(15,500)	—
Cash paid for acquisition, net of acquired cash	—	(218,779)	—	(218,779)
Purchases of property and equipment	(12,280)	(8,576)	(42,071)	(19,096)
Net cash used in investing activities	(19,067)	(227,355)	(350,795)	(237,875)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of initial purchasers' discounts and transaction costs	—	560,756	—	560,756
Purchase of capped calls related to issuance of convertible senior notes	—	(67,563)	—	(67,563)
Proceeds from issuance of common stock in initial public offering, net of underwriting commissions	—	—	—	529,305
Payment of tax withholding obligation on RSU settlement	(39,310)	—	(125,288)	—
Proceeds from exercise of stock options	19,815	5,047	62,263	15,365
Proceeds from employee stock purchase plan	13,309	—	23,872	—
Payment of deferred offering costs	—	(170)	—	(3,692)
Net cash provided by (used in) financing activities	(6,186)	498,070	(39,153)	1,034,171
Effect of foreign exchange on cash, cash equivalents and restricted cash	810	362	(310)	(1,181)
Net increase (decrease) in cash, cash equivalents and restricted cash	(26,312)	275,338	(320,067)	837,064
Cash, cash equivalents and restricted cash at beginning of period	224,423	819,162	518,178	257,436
Cash, cash equivalents and restricted cash at end of period	$198,111	$1,094,500	$198,111	$1,094,500

DOCUSIGN, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of gross profit and gross margin:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2019	2018	2019	2018
GAAP gross profit	$187,538	$133,312	$523,917	$361,509
Add: Stock-based compensation	7,150	5,976	20,808	36,386
Add: Amortization of acquisition-related intangibles	1,348	1,632	4,356	4,303
Add: Acquisition-related expenses	—	108	—	108
Add: Employer payroll tax on employee stock transactions	715	—	1,908	—
Non-GAAP gross profit	$196,751	$141,028	$550,989	$402,306
GAAP gross margin	75%	75%	75%	72%
Non-GAAP adjustments	4%	4%	4%	8%
Non-GAAP gross margin	79%	79%	79%	80%

GAAP subscription gross profit	$194,894	$140,717	$544,572	$391,881
Add: Stock-based compensation	3,534	2,398	8,931	13,941
Add: Amortization of acquisition-related intangibles	1,348	1,632	4,356	4,303
Add: Employer payroll tax on employee stock transactions	337	—	769	—
Non-GAAP subscription gross profit	$200,113	$144,747	$558,628	$410,125
GAAP subscription gross margin	82%	83%	82%	82%
Non-GAAP adjustments	2%	2%	3%	4%
Non-GAAP subscription gross margin	84%	85%	85%	86%

GAAP professional services and other gross loss	$(7,356)	$(7,405)	$(20,655)	$(30,372)
Add: Stock-based compensation	3,616	3,578	11,877	22,445
Add: Acquisition-related expenses	—	108	—	108
Add: Employer payroll tax on employee stock transactions	378	—	1,139	—
Non-GAAP professional services and other gross loss	$(3,362)	$(3,719)	$(7,639)	$(7,819)
GAAP professional services and other gross margin	(64)%	(83)%	(53)%	(121)%
Non-GAAP adjustments	35%	41%	33%	90%
Non-GAAP professional services and other gross margin	(29)%	(42)%	(20)%	(31)%

Reconciliation of operating expenses:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2019	2018	2019	2018
GAAP sales and marketing	$149,231	$117,051	$430,053	$411,915
Less: Stock-based compensation	(24,649)	(22,338)	(68,693)	(151,610)
Less: Amortization of acquisition-related intangibles	(2,957)	(2,257)	(9,102)	(3,787)
Less: Acquisition-related expenses	—	(68)	—	(68)
Less: Employer payroll tax on employee stock transactions	(1,682)	—	(5,610)	—
Non-GAAP sales and marketing	$119,943	$92,388	$346,648	$256,450
GAAP sales and marketing as a percentage of revenue	60%	66%	62%	82%
Non-GAAP sales and marketing as a percentage of revenue	48%	52%	50%	51%

GAAP research and development	$48,758	$38,404	$133,458	$143,047
Less: Stock-based compensation	(11,679)	(9,919)	(30,959)	(64,546)
Less: Acquisition-related expenses	—	(302)	—	(302)
Less: Employer payroll tax on employee stock transactions	(712)	—	(2,888)	—
Non-GAAP research and development	$36,367	$28,183	$99,611	$78,199
GAAP research and development as a percentage of revenue	20%	22%	19%	29%
Non-GAAP research and development as a percentage of revenue	15%	16%	14%	16%

GAAP general and administrative	$33,546	$36,274	$111,562	$170,242
Less: Stock-based compensation	(9,258)	(13,515)	(30,339)	(109,165)
Less: Acquisition-related expenses	—	(1,290)	—	(1,290)
Less: Employer payroll tax on employee stock transactions	(735)	—	(3,057)	—
Non-GAAP general and administrative	$23,553	$21,469	$78,166	$59,787
GAAP general and administrative as a percentage of revenue	13%	20%	16%	34%
Non-GAAP general and administrative as a percentage of revenue	9%	12%	11%	12%

Reconciliation of income (loss) from operations and operating margin:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2019	2018	2019	2018
GAAP operating loss	$(43,997)	$(58,417)	$(151,156)	$(363,695)
Add: Stock-based compensation	52,736	51,748	150,799	361,707
Add: Amortization of acquisition-related intangibles	4,305	3,889	13,458	8,090
Add: Acquisition-related expenses	—	1,768	—	1,768
Add: Employer payroll tax on employee stock transactions	3,844	—	13,463	—
Non-GAAP operating income (loss)	$16,888	$(1,012)	$26,564	$7,870
GAAP operating margin	(18)%	(33)%	(22)%	(73)%
Non-GAAP adjustments	25%	32%	26%	75%
Non-GAAP operating margin	7%	(1)%	4%	2%

Reconciliation of net income (loss) and net income (loss) per share, basic and diluted:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands, except per share data)	2019	2018	2019	2018
GAAP net loss	$(46,598)	$(52,813)	$(160,952)	$(360,214)
Add: Stock-based compensation	52,736	51,748	150,799	361,707
Add: Amortization of acquisition-related intangibles	4,305	3,889	13,458	8,090
Add: Acquisition-related expenses	—	1,839	—	1,839
Add: Employer payroll tax on employee stock transactions	3,844	—	13,463	—
Add: Amortization of debt discount and issuance costs	6,645	3,147	19,647	3,147
Less: Tax benefit from SpringCM acquisition(1)	—	(7,369)	—	(7,369)
Non-GAAP net income	$20,932	$441	$36,415	$7,200

Numerator:
Non-GAAP net income	$20,932	$441	$36,415	$7,200
Less: Preferred stock accretion	—	—	—	(353)
Less: Net income allocated to participating securities	—	—	—	(1,427)
Non-GAAP net income attributable to common stockholders	$20,932	$441	$36,415	$5,420

Denominator:
Weighted-average common shares outstanding, basic	178,314	167,736	175,303	124,343
Effect of dilutive securities	12,478	24,490	14,503	24,554
Non-GAAP weighted-average common shares outstanding, diluted	190,792	192,226	189,806	148,897

GAAP net loss per share, basic and diluted	$(0.26)	$(0.31)	$(0.92)	$(2.90)
Non-GAAP net income per share, basic	0.12	0.00	0.21	0.04
Non-GAAP net income per share, diluted	0.11	0.00	0.19	0.04
(1) Represents a tax benefit related to the release of a portion of our deferred tax asset valuation allowance resulting from the SpringCM acquisition.

Computation of free cash flow:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2019	2018	2019	2018
Net cash provided by (used in) operating activities	$(1,869)	$4,261	$70,191	$41,949
Less: Purchase of property and equipment	(12,280)	(8,576)	(42,071)	(19,096)
Non-GAAP free cash flow	$(14,149)	$(4,315)	$28,120	$22,853
Net cash used in investing activities	$(19,067)	$(227,355)	$(350,795)	$(237,875)
Net cash provided by (used in) financing activities	$(6,186)	$498,070	$(39,153)	$1,034,171

Computation of billings:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2019	2018	2019	2018
Revenue	$249,502	$178,385	$699,076	$501,237
Add: Contract liabilities and refund liability, end of period	435,898	330,060	435,898	330,060
Less: Contract liabilities and refund liability, beginning of period	(412,953)	(300,426)	(390,887)	(282,943)
Add: Contract assets and unbilled accounts receivable, beginning of period	17,757	16,196	13,436	16,899
Less: Contract assets and unbilled accounts receivable, end of period	(20,805)	(15,229)	(20,805)	(15,229)
Less: Contract liabilities and refund liability contributed by the acquisition of SpringCM	—	(11,002)	—	(11,002)
Non-GAAP billings	$269,399	$197,984	$736,718	$539,022